UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2019, TerraForm Power, Inc. (the “Company”) issued a press release announcing the reporting of its financial results for the quarter ended September 30, 2019. The press release also reported certain financial and operating metrics of the Company as of or for the quarters ended September 30, 2019 and 2018. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01.	Regulation FD.

On November 11, 2019, the Company also posted presentation materials to the Investors section of its website at www.terraformpower.com, which were made available in connection with a previously announced November 12, 2019 investor conference call. A copy of the presentation is furnished herewith as Exhibit 99.2.

On November 11, 2019, the Company also posted a letter to shareholders to the Investors section of its website at www.terraformpower.com. A copy of the letter is furnished herewith as Exhibit 99.3.

The information in Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.	Other Events.

On November 6, 2019, the Company’s Board of Directors declared a quarterly distribution with respect to the Company’s Class A common stock of $0.2014 per share. The distribution is payable on December 16, 2019 to shareholders of record as of December 2, 2019.

Note Regarding Non-GAAP Financial Measures.

In the attached press release, presentation, and letter, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release and presentation.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information contained in this Form 8-K and the press release, presentation, and letter attached as exhibits hereto, this Form 8-K and the press release, presentation, and letter contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation regarding these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 11, 2019, titled “TerraForm Power Reports Third Quarter 2019 Results.”
99.2	Presentation materials, dated November 11, 2019, titled “Q3 2019 Supplemental Information.”
99.3	Letter to Shareholders, dated November 11, 2019.
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: November 12, 2019	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel

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